BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 8, 2013 08:54 AM Pacific Time

Incorporation Number: **BC0323395**

Recognition Date: Incorporated on March 16, 1987

NOTICE OF ARTICLES

Name of Company:

KELSO TECHNOLOGIES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Bond, James Richard

Mailing Address:
425 OKAVIEW ROAD
KELOWNA BC V1W 4K2
CANADA

Delivery Address:
425 OKAVIEW ROAD
KELOWNA BC V1W 4K2
CANADA

Last Name, First Name, Middle Name:
TROY, WILLIAM EDWARD

Mailing Address:
310 MORRILL PLACE N.E.
BAINBRIDGE ISLAND WA 98110
UNITED STATES

Delivery Address:
310 MORRILL PLACE N.E.
BAINBRIDGE ISLAND WA 98110
UNITED STATES

Last Name, First Name, Middle Name:
GAMBOW, NEIL E.

Mailing Address:
P.O. BOX 6116
EVANSTON IL 60204
UNITED STATES

Delivery Address:
927 MICHIGAN AVENUE #2
EVANSTON IL 60202
UNITED STATES

Last Name, First Name, Middle Name:
HUGHES, PETER ROBERT

Mailing Address:
STE #6, 2017 WEST 15TH AVENUE
VANCOUVER BC V6J 2L4
CANADA

Delivery Address:
STE #6, 2017 WEST 15TH AVENUE
VANCOUVER BC V6J 2L4
CANADA

Last Name, First Name, Middle Name:
Andrukaitis, Anthony J.

Mailing Address:
501 CREEKSIDE DRIVE
HOUSTON TX 75071
UNITED STATES

Delivery Address:
501 CREEKSIDE DRIVE
HOUSTON TX 75071
UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

June 5, 2013

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	CLASS "A" PREFERENCE Shares	Without Par Value With Special Rights or Restrictions attached
3.	5,000,000	CLASS "A" CONVERTIBLE VOTING PREFERENCE, SERIES 1 Shares	Without Par Value With Special Rights or Restrictions attached